OAK INDUSTRIES INC.
                1995 STOCK OPTION AND RESTRICTED STOCK PLAN

                   As amended through April 24, 1998

   OAK INDUSTRIES INC., a corporation organized under the laws of the State of Delaware, hereby adopts this 1995 Stock Option and Restricted Stock Plan. The purposes of this Plan are as follows:

   1. To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, and to its non-Employee Directors by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success; and

   2. To enable the Company to obtain and retain the services of the type of individuals considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company.

                                 ARTICLE I
                                DEFINITIONS

   Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

   "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

   "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

   "Committee" shall mean the Compensation Committee of the Board, which shall consist of at least two Directors; provided, however that the Chief Executive Officer of the Company, so long as such individual is also a Director, shall have the authority to make awards under this Plan for not more than 10,000 shares each of the Company's Stock to Employees who are not executive officers for the purpose of Section 16 of the Securities Exchange Act of 1934, as amended.

Section 1.4 - Company

   "Company" shall mean Oak Industries Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.5 - Director

   "Director" shall mean a member of the Board.

Section 1.6 - Employee

   "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7 - Fair Market Value

   "Fair Market Value" of a share of the Stock for purposes of the Plan, of a given date, shall be: (i) the closing price of a share of the Stock on the principal exchange on which shares of the Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System), or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on such date as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.8 - Incentive Stock Option

   "Incentive Stock Option" shall mean an Option that qualifies under
Section 422 of the Code and that is designated as an Incentive Stock Option by the Committee. In the event that an Option is not designated as either an Incentive Stock Option or a Non-Qualified Stock Option by the Committee, it shall be an Incentive Stock Option.

Section 1.9 - Non-Qualified Option

   "Non-Qualified Option" shall mean an Option that is not an Incentive Stock Option and that is designated as a Non-Qualified Option by the Committee.

Section 1.10 - Officer

   "Officer" shall mean an officer of the Company.

Section 1.11 - Option

   "Option" shall mean an option to purchase Stock of the Company, granted under the Plan. "Option" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.12 - Optionee

   "Optionee" shall mean an Employee or a Director to whom an Option is granted under the Plan.

Section 1.13 - Parent Corporation

   "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14 - Plan

   "Plan" shall mean this 1995 Stock Option and Restricted Stock Plan of Oak Industries Inc.

Section 1.15 - Restricted Stock

   "Restricted Stock" shall mean Stock of the Company issued pursuant to
Article VII of the Plan.

Section 1.16 - Restricted Stockholder

   "Restricted Stockholder" shall mean an Employee or a Director to whom Restricted Stock has been issued under the Plan.

Section 1.17 - Secretary

   "Secretary" shall mean the Secretary of the Company.

Section 1.18 - Securities Act

   "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.19 - Stock

   "Stock" shall mean shares of the Company's common stock, $.01 par value per share.

Section 1.20 - Stock Appreciation Right

   "Stock Appreciation Right" shall mean a stock appreciation right granted under the Plan.

Section 1.21 - Subsidiary

   "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.22 - Termination of Employment

   "Termination of Employment" shall mean the termination of the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. Without limiting its discretion under Section 9.1, the Committee shall determine the effect of all other matters and questions relating to Termination of Employment, and all questions of whether particular leaves of absence constitute Terminations of Employment.

                              ARTICLE II
                        SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

   Shares delivered under the Plan shall be authorized but unissued Stock or, if the Committee so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. The aggregate number of such shares which may be delivered pursuant to the Plan shall not exceed 4,000,000. The aggregate number of shares which may be awarded as Restricted Stock under the Plan shall not exceed 200,000.

   The maximum number of shares for which Options may be granted to any individual over the life of the Plan shall be 2,000,000. The maximum number of shares subject to Stock Appreciation Rights granted to any individual over the life of the Plan shall likewise be 2,000,000. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under Section 162(m) of the Code.

Section 2.2 - Unexercised Options

   If any Option expires or is canceled without having been fully exercised, the number of shares of Stock subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be awarded hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Exercised Stock Appreciation Rights

   To the extent that a Stock Appreciation Right shall have been exercised for cash, the number of shares of Stock subject to the related Option, or portion thereof, may again be awarded hereunder, subject to the limitations of Section 2.1. To the extent that a Stock Appreciation Right shall have been exercised for Stock, the number of shares of Stock actually issued shall be counted against the maximum number of shares of Stock which may be delivered pursuant to the Plan and the balance of the shares of Stock subject to the related Option, or portion thereof, may again be awarded hereunder, subject to the limitations of Section 2.1.
An Option that is exercised using shares of Stock to pay the Option price shall be treated, for purposes of this Section 2.3 only, as the exercise of a Stock Appreciation Right for Stock.

Section 2.4 - Forfeited Restricted Stock

   Any shares of Restricted Stock forfeited to the Company pursuant to the restrictions thereon may again be awarded hereunder, subject to the limitations of Section 2.1.

Section 2.5 - Shares used to Satisfy Tax Withholding

   Any shares of Stock that are used to satisfy tax withholding consequences of an Option exercise or the grant or vesting of an Award shall become available for award under the Plan.

Section 2.6 - Changes in Company's Shares

   In the event that the outstanding shares of Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares subject to Options, Stock Appreciation Rights and Restricted Stock then outstanding or subsequently granted under the Plan, including but not limited to adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued under the Plan.

                              ARTICLE III
                           GRANTING OF OPTIONS

Section 3.1 - Eligibility

   Any Director of the Company or any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, subject to Section 3.2.

Section 3.2 - Qualification of Incentive Stock Option

   Incentive Stock Options shall be granted only to Employees.

Section 3.3 - Granting of Options

   The Committee shall from time to time, in its absolute discretion:

(a) Determine which non-Employee Directors and executive and key Employees should be granted Options; and

(b) Determine the number of shares of Stock to be subject to such Options and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

(c) Determine the terms and conditions of such Options, consistent with the Plan.

                                ARTICLE IV
                             TERMS OF OPTIONS

Section 4.1 - Option Agreement

   Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized Officer and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under
Section 422 of the Code.

Section 4.2 - Option Price

   The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall not be less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

Section 4.3 - Commencement of Exercisability

   Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

Section 4.4 - Expiration of Options

   The Committee shall provide, either at the time of the grant or any time thereafter, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Employment

   Nothing in this Plan or in any stock option agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Merger, Consolidation, Acquisition, Liquidation or
Dissolution

   In the event of the merger or consolidation of the Company with or into another corporation as a result of which the Stock is no longer outstanding, the acquisition by another corporation or person of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, all outstanding Options shall become immediately exercisable on the 45th day prior to the proposed effective date of any such merger, consolidation, acquisition, liquidation or dissolution. Immediately prior to the consummation of such merger, consolidation or sale of assets all outstanding Options shall terminate unless the Committee shall have arranged that the surviving or acquiring corporation or an affiliate of that corporation assume the Options or grant to participants replacement Options.

Section 4.7 - Cancellation of Options

The Committee shall not, without shareholder approval, cancel an outstanding Option in consideration for the grant to the Optionee of a replacement Option at a lower exercise price.

ARTICLE V
EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise Options

   During the lifetime of the Optionee, only the Optionee or the Optionee's permitted transferees may exercise an Option granted to such Optionee, or any portion thereof. After the death of the Optionee, any exercisable portion of any Option may, prior to the time when such portion becomes unexercisable, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

   At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

   An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such Option or such portion becomes unexercisable:

(a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

(b) Full payment for the shares of Stock with respect to which such Option or portion is thereby exercised by:

         (i)   cash or check; or

         (ii) shares of Stock owned by the Optionee (which in the case of Stock acquired from the Company, shall have been held for at least six months) duly endorsed for transfer to the Company with a Fair Market Value on the day immediately prior to the date of delivery equal to the aggregate Option price; or

         (iii) with the consent of the Committee, a full recourse promissory note bearing interest (at a rate at least sufficient to preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

         (iv) delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price; or

   (v) any combination of the consideration provided in the foregoing subsections (i), (ii), (iii), and (iv); and

         (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (d) In the event that the Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

    The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company of all amounts which it, any Parent Corporation or any Subsidiary is required to withhold under federal, state or local law in connection with the exercise of the Option. If permitted by the Committee, either at the time of the grant of the Option or at the time of exercise, the Optionee may elect at such time and in such manner as the Committee may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock owned by such individual having a Fair Market Value on the date immediately prior to the date of delivery equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon exercise of such Option a number of shares of Stock having a Fair Market Value on the date immediately prior to the date of delivery equal to such withholding obligation; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

   The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

   Except as the Committee may otherwise provide, an Option granted under the Plan is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or the laws of descent and distribution. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                              ARTICLE VI
                       STOCK APPRECIATION RIGHTS

Section 6.1 - Grant of Stock Appreciation Rights

   A Stock Appreciation Right may be granted to any Employee who receives a grant of an Option under the Plan. A Stock Appreciation Right may be granted in connection and simultaneously with the grant of an Option or with respect to a previously granted Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

         (a) A Stock Appreciation Right shall be related to a particular Option and shall be exercisable only to the extent the related Option is exercisable.

         (b) A Stock Appreciation Right shall be granted to the Optionee to the maximum extent of 100% of the number of shares subject to the simultaneously or previously granted Option.

         (c) A Stock Appreciation Right shall entitle the Optionee (or other person entitled to exercise the Option pursuant to the terms thereof) to surrender unexercised a portion of the Option to which the Stock Appreciation Right relates to the Company and to receive from the Company in exchange therefor an amount payable in cash or, in the discretion of the Committee, shares of the Stock, determined by multiplying the lesser of (i) the difference obtained by subtracting the Option exercise price per share of Stock subject to the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, or (ii) twice the Option exercise price per share of the Stock subject to the related Option, by the number of shares of Stock subject to the related Option with respect to which the Stock Appreciation Right shall have been exercised.

                              ARTICLE VII
                      ISSUANCE OF RESTRICTED STOCK

Section 7.1 - Eligibility

   Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be issued Restricted Stock.

Section 7.2 - Issuance of Restricted Stock

         (a) The Committee shall from time to time, in its absolute discretion:

         (i) Determine which executive or key Employees should be issued Restricted Stock; and

         (ii) Determine the number of shares of Restricted Stock to be issued to such selected executive or key Employees; and

         (iii) Determine the terms and conditions applicable to such Restricted Stock, consistent with the Plan.

         (b) Shares issued as Restricted Stock may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Legal consideration, but no cash payment, will be required for each issuance of Restricted Stock.

         (c) Upon the selection of an executive or key Employee to be issued Restricted Stock, the Committee shall instruct the Secretary to issue such Restricted Stock and may impose such conditions on the issue of such Restricted Stock as it deems appropriate. Restricted Stock may not be issued by the Committee to executive or key Employees who are then Directors or Officers unless such issuance has been recommended by the Committee. Such recommendation shall be in writing and shall specify the Directors or Officers to whom such issuance is recommended and the recommended number of shares of Restricted Stock to be issued.

                           ARTICLE VIII
                      TERMS OF RESTRICTED STOCK

Section 8.1 - Restricted Stock Agreement

   Restricted Stock shall be issued only pursuant to a written restricted stock agreement, which shall be executed by the Restricted Stockholder and an authorized Officer and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

Section 8.2 - Employment

   Nothing in this Plan or in any restricted stock agreement hereunder shall confer upon any Restricted Stockholder any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without cause.

Section 8.3 - Rights as Shareholders

   Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 8.7, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in such Restricted Stockholder's restricted stock agreement, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

Section 8.4 - Restrictions

   All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof as a result of stock dividends, stock splits or any other forms of recapitalization) shall be subject to such restrictions as the Committee shall provide in the terms of each individual restricted stock agreement; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the restricted stock agreement; provided further, however, that the Committee shall not, without shareholder approval, remove any restrictions relating to the vesting of a grant of Restricted Stock if such removal would result in the vesting of such grant over a period of less than three years, except in the case of vesting restrictions tied to performance, in which case the Committee shall not, without shareholder approval, remove such restrictions if such removal would result in the vesting of such
grant over a period of less than one year.   Notwithstanding anything to
the contrary in this Plan, the Committee shall be permitted to provide for the vesting of Restricted Stock, or for the removal of vesting restrictions (i) upon death or disability of the holder (ii) upon the merger, consolidation, acquisition, liquidation or dissolution of the Company pursuant to Section 8.6 hereof or (iii) pursuant to severance arrangements that have been approved by the Board. Vesting restrictions imposed pursuant to this Section 8.4 shall expire over a period ending no earlier than the third anniversary of the Restricted Stock's grant date, except in the case of vesting restrictions tied to performance, in which case such vesting restrictions shall expire over a period ending no earlier than the first anniversary of such Restricted Stock's grant date. All restrictions imposed pursuant to this Section 8.4 shall expire within ten years of the date of issuance. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

Section 8.5 - Forfeiture of Restricted Stock

   The Committee shall provide in the terms of each individual restricted stock agreement that the Restricted Stock then subject to restrictions under the restricted stock agreement be forfeited by the Restricted Stockholder back to the Company immediately upon a Termination of Employment for any reason; provided, however, that provision may be made that no such forfeiture shall occur in the event of a Termination of Employment because of the Employee's normal retirement, death, total disability or early retirement with the consent of the Committee.

Section 8.6 - Merger, Consolidation, Acquisition, Liquidation or
Dissolution

   Upon the merger or consolidation of the Company with or into another corporation, as a result of which the Company's stock is no longer outstanding, the acquisition by another corporation or person of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may determine, at its sole discretion, that the restrictions imposed under the restricted stock agreement on some or all shares of Restricted Stock shall immediately expire and/or that some or all of such shares shall cease to be subject to forfeiture under Section 8.5.

Section 8.7 - Escrow

   The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock until all of the restrictions imposed under the restricted stock agreement expire or shall have been removed; provided, however, that in no event shall any Restricted Stockholder retain physical custody of any certificates representing Restricted Stock issued to such Restricted Stockholder.

Section 8.8 - Legend

   In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under restricted stock agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                              ARTICLE IX
                            ADMINISTRATION

Section 9.1 - Duties and Powers of Committee

   It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Options, the Stock Appreciation Rights and the Restricted Stock and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 9.2 - Majority Rule

   The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 9.3 - Good Faith Actions

   All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, holders of Stock Appreciation Rights and Restricted Stockholders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options, the Stock Appreciation Rights or the Restricted Stock and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                            ARTICLE X
                         OTHER PROVISIONS

Section 10.1 - Amendment, Suspension or Termination of the Plan

   The Committee may at any time discontinue making grants under the Plan. The Committee may at any time or times amend the Plan or any outstanding grant for the purpose of satisfying the requirements of
Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further grants, but no such amendment shall adversely affect the rights of any holder (without such person's consent) of any Option, Stock Appreciation Right or Restricted Stock previously granted. No Option or Stock Appreciation Right may be granted and no Restricted Stock may be issued during any period of suspension nor after termination of the Plan, and in no event may any Option or Stock Appreciation Right be granted or any Restricted Stock issued under this Plan after December 7, 2004.

Section 10.2 - Approval of Plan by Shareholders

   This Plan was initially approved by the shareholders on May 3, 1995. On February 5, 1998, the Board approved amendments to (a) Section 2.1 of the Plan increasing (i) the aggregate number of shares of Stock which may be delivered pursuant to the Plan from 2,000,000 to 4,000,000 shares and
(ii) the per-individual limitations on the number of shares of Stock for which Options and Stock Appreciation Rights may be granted, and (b)
Section 3.3 of the Plan to permit discretionary grants of Options to non-Employee Directors of the Company. Such amendments were approved by the shareholders on April 24, 1998.

Section 10.3 - Effect of Plan Upon Other Option and Compensation Plans

   The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary, or (b) to grant or assume options or to issue Restricted Stock otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of Options or the issuance of Restricted Stock in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 10.4 - Titles

   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
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